UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 10, 2010

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 POWELL STREET, SUITE 600
EMERYVILLE, CALIFORNIA	94608
(Address of principal executive offices)	(Zip Code)

(510) 985-6700

(Company’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of LECG Corporation (“LECG”) originally filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2010 to report certain items related to the completion of the merger (the “Merger”) of SMART Business Holdings, Inc. (“SMART”) with and into a wholly-owned subsidiary of LECG. The Merger closed and became effective on March 10, 2010. LECG is filing the Amendment to provide the financial statements of the business acquired and the pro forma financial information described under Item 9.01 below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

The following financial statements of SMART are filed as Exhibit 99.1 hereto and incorporated herein by reference:

Audited Financial Statements
Report of Independent Public Accountants
Consolidated Balance Sheets as of December 31, 2009 and 2008
Consolidated Statements of Operations for the years ended December 31, 2009 and 2008
Consolidated Statements of Shareholders’ Deficiency for the years ended December 31, 2009 and 2008
Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008
Notes to Consolidated Financial Statements

(b)                                 Pro Forma Financial Information.

The following pro forma financial information with respect to the Merger is filed as Exhibit 99.2 hereto and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2009
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d)                                 Exhibits.

23.1                           Consent of J.H.Cohn LLP, Independent Public Accountants of SMART Business Holdings, Inc. and Subsidiaries

99.1                           Audited Financial Statements of SMART Business Holdings, Inc. and Subsidiaries

99.2                           Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ Steven R. Fife
Steven R. Fife Chief Financial Officer

Date: May 20, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit
23.1	Consent of J.H.Cohn LLP, Independent Public Accountants of SMART Business Holdings, Inc. and Subsidiaries

99.1	Audited Financial Statements of SMART Business Holdings, Inc. and Subsidiaries

99.2	Unaudited Pro Forma Condensed Combined Financial Statements